PHLVIC Variable Universal Life Account	Phoenix Life Variable Universal Life Account
The Phoenix Edge® – VUL	The Phoenix Edge®
Individual Edge®

Supplement dated January 4, 2007 to Prospectuses dated May 1, 2007, and amended in September, 2007, along with other supplements issued since May 1, 2007 for the variable life products identified above.

The following paragraph is added to the section of your prospectus entitled “Charges and Deductions,” “Periodic Charges,” under “Cost of Insurance”:

Subject to our underwriting requirements with respect to issue age and minimum face amount, policy owners who qualified for our most selective risk classifications at the time of policy issue and who have a Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and in some states, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15, and 20. Under this program, policy owners may request an improvement in risk classification for the face amount at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the monthly calculation day following our approval of your request. We may cease to offer this program for new policies at any time.

Please keep this supplement for future reference.

TF943